QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.02

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Christopher M. O'Meara, certify that:

1.
The Annual Report on Form 10-K for the year ended November 30, 2005 (the "Report") of Lehman Brothers Holdings Inc. (the "Company") as filed with the Securities and Exchange Commission as of the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    February 13, 2006

/s/ Christopher M. O'Meara Christopher M. O'Meara Chief Financial Officer, Controller and Executive Vice President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Lehman Brothers Holdings Inc. and will be retained by Lehman Brothers Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

  EXHIBIT 32.02
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002